SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240,14a-12

                          AMARILLO MESQUITE GRILL, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                                    N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________
     (5)  Total fee paid:

          ______________________________________________________________


/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the following for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________
     (4)  Date Filed:

                          AMARILLO MESQUITE GRILL, INC.
                         302 North Rock Road, Suite 200
                                 P.O. Box 2817
                             Wichita, Kansas  67201


                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2002


     The Annual Meeting of the Stockholders of AMARILLO MESQUITE GRILL, INC. (the "Company") will be held at Amarillo Mesquite Grill Restaurant, Banquet Room, 3151 N. Rock Road, Wichita, Kansas, on the 31st day of May 2002, at 10:00 o'clock A.M. (CDT) for the purpose of considering and acting upon the following matters:

     1. To elect three directors to hold office for the ensuing year and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment.

     The Company's annual report for the year ended January 27, 2002 will have been mailed to all stockholders of record at the close of business on April 30, 2002.

     The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 30, 2002 will be entitled to notice of and to vote at the meeting.

                                      By Order of the Board of Directors
                                      Chris F. Hotze, President

Wichita, Kansas
April 30, 2002

     You are cordially invited to come early so that you may meet informally with management and Board nominees. The meeting room will be open from 9:30 o'clock A.M. until the meeting time at 10:00 o'clock A.M.


                               IMPORTANT

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED REGARDLESS OF THE NUMBER OF SHARES OWNED.

                        AMARILLO MESQUITE GRILL, INC.
                       302 North Rock Road, Suite 200
                               P.O. Box 2817
                           Wichita, Kansas  67201

                                __________


         The approximate mailing date of this Proxy Statement
                         is April 30, 2002
                                __________

                              PROXY STATEMENT
                    FOR ANNUAL MEETING OF STOCKHOLDERS
                               MAY 31, 2002

     The accompanying proxy is furnished by Amarillo Mesquite Grill, Inc. (the "Company") in connection with the solicitation by the Board of Directors and may be revoked by the stockholder at any time before it is voted by giving a written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by personal withdrawal of the proxy prior to or at the meeting. The expense of this solicitation is to be borne by the Company and the Company will reimburse persons holding stock in their name or in the names of their nominees, for their expenses in sending proxies and proxy materials to their principals.

     The Company has issued and outstanding 8,241,137 shares of common stock, par value $0.01 per share, as of April 30, 2002, the date the stockholders of record entitled to vote at the meeting was determined (the "Record Date").
Each share of common stock entitles the holder thereof to one vote. Nevertheless, each stockholder has cumulative rights in electing directors, which means that he has the right to accumulate his votes and give one candidate the number of votes to which his shares are entitled multiplied by the number of directors to be elected, or to distribute his votes on the same principle among as many candidates as he chooses. Cumulative voting rights may be exercised in the same manner as other voting rights, i.e., by proxy or in person. To exercise the right, the stockholder should clearly indicate on the proxy card or upon a sheet of paper how his votes should be distributed.


                     PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth certain information with regard to the beneficial ownership of Common Stock as of April 1, 2002 by (i) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table, and
(iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to shares beneficially owned by such person.

                                     Amount and
                                     Nature of
                                     Beneficial             Percent of
Name and Address (1)                 Ownership                Class

Chris F. Hotze                        414,317 (2)              4.7%

Alan L. Bundy                       1,022,810 (3)             11.6%

C. Howard Wilkins, Jr.              2,185,579 (4)             24.8%

All officers and directors
as a group (three persons)          3,622,706 (5)             41.1%

Starwood Investments, L.P.
1313 North Webb Road
Wichita, KS  67206                  1,994,021 (6)             23.5%

Thomas R. Devlin
P.O. Box 782170
Wichita, KS  67278                    533,525                  6.4%


___________________________

(1) The business address of all officers and directors is 302 North Rock Road, Suite 200, Wichita, Kansas 67206.

(2) Includes 34,000 shares owned by Mr. Hotze's minor children and 25,000 shares subject to stock options which are fully vested and exercisable.

(3) Includes 20,200 shares owned by Mr. Bundy's minor children and 306,950 shares subject to stock options which are fully vested and exercisable.

(4) Includes 250,000 shares subject to stock options which are fully vested and exercisable.

(5) Includes 581,950 shares subject to stock options which are fully vested and exercisable.

(6) Includes 250,000 shares subject to stock options which are fully vested and exercisable and owned by the general partner of Starwood
     Investments, L.P.

                          ELECTION OF DIRECTORS

     All directors of the Company are elected for a term of one year and hold office until the annual meeting of the stockholders. The officers of the Company are elected at the Board of Directors' first meeting following the annual meeting of the stockholders. Such officers hold office until their successors are chosen and qualified or until their death, resignation or removal.

     All executive officers of the Company currently serve on the Board of Directors. The terms of office for all Board members expire at the 2002 Annual Meeting of Stockholders. The following individuals have been nominated for re-election to the Board to serve until the Annual Meeting of Stockholders in 2003.

<CAPTION
Name                      Age  Position(s)                                     Year Became
                                                                                 Director
Chris F. Hotze             55  Chairman of the Board, President and Director     1982

Alan L. Bundy              45  Executive Vice President and Director             1996

C. Howard Wilkins, Jr.     64  Director                                          1994


     CHRIS F. HOTZE has been President and Director of the Company since the Company's inception in 1982. Mr. Hotze became Chairman of the Board in 1989. He began his career in the restaurant business in 1965 as an employee of Pizza Hut, Inc., where he held various management positions including Corporate Director of Training. In 1972, he joined Pizza Corporation of America as Regional Vice President. In 1975, he joined Maverick Development Corporation which managed sixteen Pizza Hut restaurants in Massachusetts and South Carolina and served as its President until October of 1983. Mr. Hotze is also a Director of Texas Pizza Corporation, a privately held company which owns and operates Pizza Hut restaurants. Mr. Hotze received a Bachelor's Degree in Business Administration from Wichita State University in 1970.

     ALAN L. BUNDY has been Executive Vice President and a director of the Company since the acquisition by the Company of the Amarillo Mesquite Grill restaurant chain in June 1996. Mr. Bundy founded Amarillo Mesquite Grill restaurant in 1982 and established four restaurants by the time these restaurants were sold to the Company. Mr. Bundy is in charge of overseeing the management and further development of the Amarillo Mesquite Grill restaurant chain.

     C. HOWARD WILKINS, JR. has most recently served on the Board of Directors since May 1994. Mr. Wilkins founded the Company in 1982 and served as Chairman of the Board until 1989 when he resigned in order to become Ambassador to the Netherlands. Mr. Wilkins served as Ambassador to the Netherlands until 1992. Mr. Wilkins was the founder, President and Chairman of the Board of Pizza Corporation of America, a publicly held company traded on the American Stock Exchange and the largest Pizza Hut franchisee with 270 restaurants, until 1975 when Pizza Corporation of America merged with Pizza Hut, Inc. Mr. Wilkins' private investments include Pizza Hut restaurants located in Texas and New Mexico and several other specialty restaurants. Mr. Wilkins received his Bachelor's Degree from Yale University in 1960.

     No family relationships exist between or among the directors or officers of the Company.

     THE BOARD HAS UNANIMOUSLY APPROVED THE ABOVE-NAMED NOMINEES FOR DIRECTOR AND RECOMMENDS A VOTE "FOR" THEIR ELECTION.

                            EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid or accrued during the fiscal years ended January 27, 2002, January 28, 2001 and January 30, 2000 to the Company's Chief Executive Officer and the highest paid executive officers of the Company whose annual cash compensation exceeds $100,000.

                           Summary Compensation Table

                              Annual Compensation

Name and Principal Position             Fiscal Year      Salary      Bonus

Chris F. Hotze                             2002          $ 13,000(1) $    -
   President and Chairman of the Board     2001            13,000(1)      -
                                           2000             9,000(1)      -

Alan Bundy                                 2002          $142,000    $20,000
   Executive Vice President                2001           142,000     20,000
                                           2000           136,855     20,000

__________________________

(1) Paid by a corporation owned by C. Howard Wilkins, Jr., a director and the majority stockholder of the Company. Mr. Hotze devoted approximately ten percent of his time to the Company during the time periods indicated and this amount represents the value of his services rendered to the Company.

Option Grants in Fiscal Year 2002

     During the fiscal year ended January 27, 2002, the Company did not grant stock options to the executive officers named in the Summary Compensation Table.

Aggregated Option Exercises in Fiscal Year 2002

     The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning each exercise of stock options during the fiscal year ended January 27, 2002 and the value of unexercised stock options at January 27, 2002.

              Aggregated Option Exercises in Last Fiscal Year
                    and Fiscal Year-End Option Values

                                                             Number of Securities
                                                                       Underlying          Value of Unexercised
                                 Shares                       Unexercised Options       In-the-Money Options at
                               Acquired                       at January 27, 2002              January 27, 2002
                                     On        Value              Exercisable(E)/                  Exercisable/
                               Exercise     Realized             Unexercisable(U)              Unexercisable(1)
Name

Chris F. Hotze
   President and Chairman of          0           $0                     25,000 E/                        $0 E/
   the Board                                                                  0 U                         $0 U


Alan L. Bundy
   Executive Vice President           0           $0                    306,950 E/                        $0 E/
                                                                              0 U                         $0 U

________

(1) Values have been computed based on the closing sales price of the Company's common stock on January 25, 2002 of $.17 per share.

                               DIRECTORS' FEES

     Each member of the Board of Directors, other than those who are employees of the Company, is entitled to receive $500 for each meeting he attends, plus reimbursement for expenses incurred in connection with his attendance at such meeting.

                           ATTENDANCE AT BOARD MEETINGS

     During the fiscal year ended January 27, 2002, the Board of Directors held two meetings and acted by unanimous written consent one time. All directors attended these board meetings.

                                  COMMITTEES

     The Company has no Executive, Audit, Compensation or Nominating
Committees.

                           REPORT OF BOARD OF DIRECTORS

     At their meeting on April 15, 2002, the Board of Directors unanimously approved the following report to shareholders:

     As members of the Board of Directors of Amarillo Mesquite Grill, Inc., we have reviewed and discussed with management the Company's audited financial statements as of and for the year ended January 27, 2002.

     We have discussed with Allen, Gibbs & Houlik, L.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from Allen, Gibbs & Houlik, L.C. required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we have approved and authorized that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended January 27, 2002.

     We have also considered whether the provision of services by Allen, Gibbs & Houlik, L.C. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended April 29, 2001, July 29, 2001 and October 28, 2001, is compatible with maintaining the independence of Allen, Gibbs & Houlik, L. C. Fees paid during the fiscal year ended 2002 were: Audit-$29,589; audit related-$0; all other nonaudit-$8,423; and financial information systems design and implementation-$0.

C. Howard Wilkins, Jr.
Chris H. Hotze
Alan L. Bundy

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Howard C. Wilkins, Jr., director of the Company, and Robert A.
Geist, a majority partner of Starwood Investments, L.P., a majority stockholder of the Company, are guarantors of the primary loan which the Company has with its lender. As consideration for this guarantee, on June 17, 1996, the Company entered into Stock Option Agreements with Messrs. Wilkins and Geist whereby each of these individuals was granted options to purchase 250,000 shares of the Company's stock at $2.19 per share. These options expire on June 17, 2003.

     On September 28, 2001, Messrs. Wilkins and Geist contributed an aggregate amount of $200,000 to the Company. This contribution was recorded as additional paid-in capital on the Company's balance sheet and no additional shares of stock were issued as a result of this contribution.

     The Company believes that the terms of the transactions described above are no less favorable to the Company than the Company could have obtained from non-affiliated parties. In the future, all transactions between the Company and its affiliated entities, executive officers, directors or stockholders will be on terms which will continue to be no less favorable to the Company than the Company could obtain from non-affiliated parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended January 27, 2002, all officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

                   RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board of Directors has selected Allen, Gibbs & Houlik, L.C. as the Company's independent auditors for the ensuing fiscal year. Allen, Gibbs & Houlik, L.C. has served as the Company's independent auditors since November 20, 1998. A representative of Allen, Gibbs & Houlik, L.C. is expected to be present at the Annual Meeting to answer appropriate questions, but does not intend to make a statement.

                              VOTE REQUIRED

     The three nominees for election as directors at the Annual Meeting of Stockholders who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Company's common stock, a quorum being present, shall become directors at the conclusion of the tabulation of votes.

     Under Kansas Law and the Company's Articles of Incorporation and By-laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required for approval of other proposals presented at the meeting, and the total number of votes cast "for" a matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

                        MANNER IN WHICH THE PROXIES
                              WILL BE VOTED

     The Company proposes to vote management proxies and all unmarked proxies for the election of each of the three nominees to the Board, each to hold office until the next annual meeting and until his successor is elected and has qualified. In the event that any nominee is not available to serve as a director at the time of election, which the Company has no reason to anticipate, proxies may be voted for such substitute nominee as the Company may propose.

     The Board knows of no other matter to be presented at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matters. Stockholders who do not expect to attend in person are urged to execute and return the enclosed form of proxy. Moreover, it is important that the proxies be returned promptly.

                         PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders to be presented at the Company's 2003 annual meeting must be received by the Company's executive office no later than December 15, 2002 for inclusion in the Proxy Statement.

                                   By Order of the Board of Directors
                                   Chris F. Hotze, President

Wichita, Kansas
April 30, 2002

AMARILLO MESQUITE GRILL, INC.
302 North Rock Road, Suite 200                          PROXY
P.O. Box 2817                                  This Proxy is Solicited on
Wichita, Kansas 67201                       Behalf of the Board of Directors

The undersigned hereby appoints Chris F. Hotze and Alan L. Bundy, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Amarillo Mesquite Grill, Inc., as held of record by the undersigned on April 30
2002, at the annual meeting of stockholders to be held on May 31, 2002, or any adjournment thereof.

1.  ELECTION OF DIRECTORS        [  ] FOR all nominees listed below          [  ] WITHHOLD AUTHORITY to vote
                                 (except as marked to the contrary           for all nominees listed below
                                 below)

Chris F. Hotze, C. Howard Wilkins, Jr., Alan L. Bundy
(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
____________________________________________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    (Continued on other side)



The proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted for
Proposal 1.

                                           Please sign exactly as name
                                           appears below.  When shares are
                                           held by joint tenants, both
                                           should sign.  When signing as
                                           attorney, executor,
                                           administrator, trustee or
                                           guardian, please give full
                                           title as such.

                                           If a corporation, please sign
                                           in full corporate name by
                                           President or other authorized
                                           officer.  If a partnership,
                                           please sign in partnership name
                                           by authorized person.

                                           Dated: ________________, 2002

                                           Signature ______________________________

                                           ________________________________________
                                                  Signature, if held jointly
